SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                             August 9, 1999



                  INTERNATIONAL MULTIFOODS CORPORATION
         (Exact name of registrant as specified in its charter)




     Delaware                  1-6699          41-0871880
(State or other             (Commission      (I.R.S. Employer
  jurisdiction              File Number)     Identification No.)
of incorporation)




200 East Lake Street, Wayzata, Minnesota            55391
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (612) 594-3300



                           Not applicable
    (Former name or former address, if changed since last report)


Item 5.     Other Events.

     On August 9, 1999, International Multifoods Corporation (the "Company") announced that it has entered into a definitive agreement to sell it's discontinued Venezuelan consumer and commercial foods operation to Gruma, S.A. de C.V. See the Company's press release dated August 9, 1999, attached hereto as Exhibit 99.1, which is incorporated by reference in this Current Report on Form 8-K.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  Press release of International Multifoods
                Corporation dated August 9, 1999.




                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERNATIONAL MULTIFOODS CORPORATION



Date:  August 9, 1999             By  /s/ William L. Trubeck
                                      William L. Trubeck
                                      Senior Vice President, Finance
                                       and Chief Financial Officer and
                                       President, Latin America
                                       Operations


                           EXHIBIT INDEX


99.1   Press release of International Multifoods Corporation dated
August 9, 1999.